As filed with the Securities and Exchange Commission on July 26, 2001

                     Registration No. 33-69804 811-8062
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X
                 PRE-EFFECTIVE AMENDMENT NO. __
                 POST-EFFECTIVE AMENDMENT NO. 8                 X

                              AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                 POST-EFFECTIVE AMENDMENT NO. 8                 X




               NICHOLAS EQUITY INCOME FUND, INC.
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       700 NORTH WATER STREET, MILWAUKEE, WISCONSIN 53202
            (Address of Principal Executive Offices)

                         (414) 272-6133
      (Registrant's Telephone Number, including Area Code)

                 ALBERT O. NICHOLAS, PRESIDENT
               NICHOLAS EQUITY INCOME FUND, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202

                            Copy to:
                         TERESA M. LEVY
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202
            (Name and Address of Agent for Service)

It is proposed that the filing will become effective:

  immediately upon filing pursuant to paragraph (b)
X on July 30, 2001 pursuant to paragraph (b)
  60 days after filing pursuant to paragraph (a) on ___________ pursuant to paragraph (a)(1)
  75 days after filing pursuant to paragraph (a)(2)
  on __________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.01 par value per share

      Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby elects to register an indefinite number of shares of its Common Stock. On June 26, 2001, the Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended March 31, 2001.











               NICHOLAS EQUITY INCOME FUND, INC.




                           FORM N-1A







                       PART A: PROSPECTUS

               NICHOLAS EQUITY INCOME FUND, INC.


                           PROSPECTUS
                         JULY 30, 2001




      The Fund's primary investment objective is to produce reasonable income for the investor. Moderate long-term growth is a secondary consideration.

     This Prospectus gives vital information about the Fund.
   For your benefit and protection, please read it before you invest, and keep it on hand for future reference.







                       Investment Adviser
                     NICHOLAS COMPANY, INC.





              Minimum Initial Investment - $2,000





AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION
    HAS NOT APPROVED OR DISAPPROVED OF THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
     ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.













700 NORTH WATER STREET, SUITE 1010, MILWAUKEE, WISCONSIN 53202
414-272-6133  800-227-5987

                       TABLE OF CONTENTS

                                                             Page
AN OVERVIEW OF THE FUND                                       1
FUND INVESTMENTS                                              5
INVESTMENT RISKS                                              7
FINANCIAL HIGHLIGHTS                                          9
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                  10
THE FUND'S INVESTMENT ADVISER                                11
PRICING OF FUND SHARES                                       12
PURCHASE OF FUND SHARES                                      13
REDEMPTION OF FUND SHARES                                    15
EXCHANGE BETWEEN FUNDS                                       18
TRANSFER OF FUND SHARES                                      19
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS              19
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN                  20
SYSTEMATIC WITHDRAWAL PLAN                                   20
INDIVIDUAL RETIREMENT ACCOUNTS                               21
MASTER RETIREMENT PLAN                                       21
FOR MORE INFORMATION ABOUT THE FUND                    Back Cover

      You  should rely only on the information contained in  this
document,  or  incorporated  by  reference.   The  Fund  has  not
authorized anyone to provide you with information that is different.

     This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of this Prospectus and the time you receive it.

                     AN OVERVIEW OF THE FUND

GOALS

     The Fund's main goal is to produce reasonable income and the Fund's secondary goal is moderate long-term growth.

PRINCIPAL INVESTMENT STRATEGIES

     To achieve reasonable income, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). To achieve moderate long-term growth, the Fund seeks a five-year return which approximates three-fourths of the average total return achieved over a five-year period on the S&P 500 Index.

     To pursue the Fund's investment objectives, the Fund invests in a diversified portfolio of income-producing equity securities (including common stocks, preferred stocks and convertible securities) and corporate and government fixed income investments (including notes, bonds and debentures). The Fund is not managed as a balanced portfolio. The Fund normally invests at least 65% of its total assets in income-producing equity securities. The Fund's asset allocation is determined by the Adviser at any given time in light of its assessment of current economic conditions and investment opportunities.

     In selecting investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser considers, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser generally selects income-producing securities which have a higher expected dividend yield than the current quoted dividend yield on the S&P 500 Index. If the Fund invests in an equity security that pays a dividend at a rate below the yield of the S&P 500 Index at the time of purchase, the Adviser will attempt to offset this lower rate through other holdings that pay dividends or interest at rates deemed to be sufficient so that the Fund's current net income exceeds the yield of the S&P 500 Index.

     The Fund may invest in both investment grade and non-investment grade securities and its investments may include both rated and unrated securities. In terms of credit quality of investments, the Fund is subject to the following two restrictions: (a) at time of investment, not more than 35% of the Fund's total assets may be invested in non-investment grade preferred stocks, convertible securities and debt securities; and
(b) the Fund's investments must be in securities rated at least B (or its equivalent) by any national rating organization at the time of purchase (or if unrated, believed to be of comparable quality at the time of purchase by the Adviser). Bonds rated BB (or its equivalents by any national rating organization) or lower are known as "non-investment grade bonds" or "junk bonds". The Fund invests in both short-term and long-term debt securities and is not limited as to the maturities of the securities in which it invests.

     For further information on the Fund's principal investment strategies and how the Fund invests, see "Fund Investments" starting on page 5.

PRINCIPAL RISKS OF INVESTING

     As with any mutual fund, the Fund can not guarantee that it will meet its goals or that its performance will be positive over any period of time.

     Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term:

     STOCK MARKET RISK. Stock market risk involves the possibility that the value of the Fund's investments in equity securities will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund.

     CREDIT RISK. Credit risk involves the possibility that the issuers of securities held in the Fund's portfolio may fail to make timely interest and principal payments. The Fund's investments may include non-investment grade securities (securities with lower credit qualities) which recognized rating agencies consider speculative with respect to the issuer's continuing ability to pay interest or principal.

     INTEREST RATE RISK. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly fixed income investments, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities. In addition, the income you receive from the Fund is based in part on interest rates which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

     SELECTION RISK. The Fund also faces selection risk, which is the risk that the investments the Fund purchases will underperform the markets or other mutual funds with similar investment objectives and strategies.

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. Before you invest, please read "Investment Risks" starting on page 7.

WHO MAY WANT TO INVEST

     The Fund may be appropriate if you:

         Are looking for income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential
         Are looking for reasonable current income
         Are a long-term moderate risk oriented investor
         Are seeking a mutual fund for an income portion of a diversified portfolio

     The Fund may NOT be appropriate if you:
         Are investing for maximum return over a long time horizon Are uncomfortable with an investment that will fluctuate in value
         Are investing with a short time horizon in mind
         Require absolute stability of your principal

     PLEASE NOTE THE FUND'S OBJECTIVE STRESSES REASONABLE INCOME.
ALTHOUGH THE ADVISER WILL CONSIDER THE POSSIBILITY OF SOME
CAPITAL APPRECIATION IN SELECTING INVESTMENTS FOR THE FUND, YOU
SHOULD NOT EXPECT THE FUND TO REACH THE GROWTH POTENTIAL OF FUNDS
WHICH HAVE GROWTH OR CAPITAL APPRECIATION AS THEIR PRIMARY
OBJECTIVE.

PERFORMANCE INFORMATION

      The bar chart and table shown below indicate the risks of investing in the Fund. They show the variability of the Fund's total return over time and how the Fund's historical performance compares with alternative broad measures of market performance.

     This bar chart shows the Fund's calendar year total returns for the last seven years.  (1)

                      BAR CHART PLOT POINTS

1994      1995      1996      1997      1998      1999      2000
4.14%    17.21%    15.90%    19.37%    1.96%     (13.21)%  15.53%

     (1) The Fund's initial public offering was on November 23, 1993; therefore, calendar year return data prior to 1994 is not applicable. The Fund's fiscal year end is March 31. The Fund's calendar year-to-date return (six months) as of June 30, 2001 was (2.65)%.

      For the seven calendar year periods shown in the above bar chart, 1994 through 2000, the highest quarterly return was 11.05% (for the quarter ended December 31, 1998) and the lowest quarterly return was (12.97)% (for the quarter ended September 30, 1998).

      This next table shows how the Fund's average annual returns for the one and five year periods, and the life of the Fund, ending on December 31, 2000 (the Fund's most recently completed calendar year), compare to the returns of the S&P 500 Index and the Lehman Brothers U.S. Intermediate Corporate Bond Index ("Lehman Brothers Bond Index").

                                                           FOR THE TIME PERIOD
                                                              FROM INCEPTION
                                     ONE           FIVE    (NOVEMBER 23, 1993)
                                     YEAR         YEARS   TO DECEMBER 31, 2000

NICHOLAS EQUITY INCOME FUND, INC.   15.53%         7.18%           7.98%
STANDARD & POOR'S 500 INDEX        (9.10)%         18.32%         18.21%*
LEHMAN BROTHERS BOND INDEX          9.27%          5.95%           6.44%*

*  From November 30, 1993 to December 31, 2000.

      The S&P 500 Index is a capitalization-weighted index that represents the average performance of a group of stocks of 500 companies and is a widely used benchmark for large-capitalization U.S. stocks. The Lehman Brothers Bond Index is a broad-based bond market index (including issuers of investment grade, U.S. dollar denominated non-convertible corporate debt with maturities from one up to (but not including) ten years).


OF COURSE, THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF ITS FUTURE RETURNS.

FEES AND EXPENSES OF THE FUND

     FUND INVESTORS PAY VARIOUS FEES AND EXPENSES, EITHER
DIRECTLY OR INDIRECTLY.  THE TABLE BELOW DESCRIBES THE FEES AND
EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases                  None
Maximum Deferred Sales Charge (Load)                              None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None
Redemption Fee                                                    None (1)
Exchange Fee                                                      None

ANNUAL FUND OPERATING EXPENSES (2)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     Management Fees (3)                                   0.70%
     Distribution [and/or Service] (12b-1) Fees             None
     Other Expenses                                        0.53%
     Total Annual Fund Operating Expenses (3)              1.23%

 (1)    A fee of $15.00 is charged for each wire redemption.
 (2) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended March 31, 2001.
 (3) Management Fees and Total Annual Fund Operating Expenses do not reflect the Adviser's voluntary absorption of Fund operating expenses. During the fiscal year ended March 31, 2001, the Adviser voluntarily absorbed Fund expenses, including the investment advisory fee, in excess of 0.90% of the average net assets of the Fund on an annual basis. After reimbursement of expenses, Management Fees and Total Annual Fund Operating Expenses were 0.37%, and 0.90%, respectively. The Adviser may decrease or discontinue its absorption of the Fund's operating expenses at any time in its sole discretion.

EXAMPLE:  THIS EXAMPLE HELPS YOU COMPARE THE COST OF INVESTING
          IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL
          FUNDS.

                                                      ONE     THREE    FIVE     TEN
                                                      YEAR    YEARS    YEARS    YEARS
THE  EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN
THE FUND FOR THE TIME PERIODS INDICATED AND THEN
REDEEM ALL OF YOUR SHARES AT THE END OF THOSE
PERIODS.  THE EXAMPLE ALSO ASSUMES THAT YOUR
INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT
THE FUND'S OPERATING EXPENSES REMAIN THE SAME.
ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR
LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS
WOULD BE:                                              $125     $390    $676     $1,489

     For a further description of the fees paid to the Fund's adviser, Nicholas Company, Inc., see "The Fund's Investment
Adviser" on page 12.

PORTFOLIO MANAGEMENT

     Mr. Albert O. Nicholas and Mr. David O. Nicholas are Co-Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. Albert O. Nicholas is President and a Director of the Fundand has been a Director of the Adviser since 1967, served as President of the Adviser from 1967 to 1998, and currently serves as Chief Executive Officer of the Adviser. David O. Nicholas is a Senior Vice President of the Fund, is President and Chief Investment Officer of the Adviser, and has been employed by the Adviser since 1985. For a further discussion of Messrs. Albert O. and David O. Nicholas' experience, see "The Fund's Investment Adviser."



                        FUND INVESTMENTS
     The Fund's main goal is to produce reasonable income for the investor. To achieve reasonable income, the Fund seeks an income yield that exceeds the corporate dividend yield on the securities included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Reasonable income is a primary investment objective and may not be changed without shareholder approval.

     The Fund's secondary goal is moderate long-term growth. To achieve moderate long-term growth, the Fund seeks a five-year return which approximates three-fourths of the average total return achieved over a five-year period on the S&P 500 Index. Moderate long-term growth is the Fund's secondary investment objective and may be changed by the Fund's Board of Directors without shareholder approval but with advance notice to shareholders in the form of an amended Statement of Additional Information filed with the SEC.

     The Fund's investments will include both income-producing equity securities and fixed income investments. The Fund will not be managed as a balanced portfolio. The Fund normally will invest at least 65% of its total assets in income-producing equity securities. The Fund's asset allocation will be determined by the Adviser at any given time in light of its assessment of current economic conditions and investment opportunities. The Fund will not limit its investments to any particular type or size of company or industry. The Fund may invest in companies with small, medium and large market capitalizations if the Adviser believes the companies have the potential to produce reasonable income and, secondarily, moderate long-term growth.

     In addition to relying, in part, on the ratings assigned to fixed income securities, the Fund also will rely on the Adviser's judgment, analysis and experience in evaluating the credit worthiness of the issuer. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of issuers' management and regulatory matters.

     For liquidity or flexibility, or as a temporary defensive measure because of adverse market, economic, political or other conditions, the Fund also may invest in cash, repurchase agreements and short-term, investment grade fixed income securities. In the event the Fund so invests as a temporary defensive tactic, the Fund may not achieve its investment objective during such period.

EQUITY INVESTMENTS

      The Fund normally will invest at least 65% of its total assets in income-producing equity securities, which may include common stocks, preferred stocks and securities convertible into common or preferred stocks. The Adviser generally selects income-producing securities which have a higher expected dividend yield
than the current quoted dividend yield on the S&P 500 Index.   If
the Fund invests in an equity security that pays a dividend at a rate below the yield of the S&P 500 Index at the time of purchase, the Adviser will attempt to offset this lower rate through other holdings that pay dividends or interest at rates deemed to be sufficient so that the Fund's current net income exceeds the yield of the S&P 500 Index. The Fund generally will acquire equity securities with dividend paying histories or which pay current dividends. The Fund only may invest in preferred stock and convertible securities if such securities provide a current interest or dividend payment stream at the time of purchase.

FIXED INCOME INVESTMENTS

     The portion of the Fund's assets not invested in income-producing equity securities generally will be invested in corporate and government fixed income securities, which may include notes, bonds and debentures. As discussed further below, the Fund's corporate fixed income investments may include investment grade and non-investment grade fixed income securities (junk bonds).

     Governmental fixed income securities include obligations supported by the full faith and credit of the United States, such as U.S. Treasury obligations and obligations of certain instrumentalities and agencies, and mortgage-backed and related securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or issued or guaranteed by private issuers or guarantors equivalent to the quality standards of corporate fixed income securities, and other government securities.

     The Fund invests in both short-term and long-term debt securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. The Fund is not limited as to the maturities of the securities in which it invests.

CREDIT QUALITY OF FUND INVESTMENTS

     The Fund may invest in both investment grade and non-investment grade securities and its investments may include both rated and unrated securities. In selecting rated investments, the Adviser will rely upon the ratings assigned to certain income-producing equity securities and debt securities. The Fund will invest in unrated securities when the Adviser believes the financial condition of the issuers of such securities and/or protection offered by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

     At time of investment, not more that 35% of the Fund's total assets may be invested in non-investment grade preferred stocks, convertible securities and debt securities. In addition, the Fund only may invest in securities rated at least B (or its equivalent) by any national rating organization at the time of purchase (or unrated but believed to be of comparable quality at the time of purchase by the Adviser). However, subsequent to the purchase, the ratings of the securities may fall below B.

OTHER INVESTMENTS

     The Fund may invest in securities of real estate investment trusts ("REITs") and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). These investments are subject to the restriction that at time of investment the Fund may not invest more than 10% in value of the Fund's total assets in REITs and not more than 25% in value of the Fund's total assets in the real estate industry in the aggregate.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL

     The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

         Not more than 5% of the Fund's total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business)
         No investments are permitted in oil, gas or other mineral leases (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)
         No investments are permitted in puts, calls, straddles, spreads or any combination thereof, and the Fund will not invest in options, financial futures or stock index futures (other than hedging positions or positions covered by cash or securities) if as a result thereof, more than 5% of the Fund's assets would be so invested

         No short sales of securities are permitted
         No purchases or sales of real property are permitted
          (including limited partnership interests, but excluding readily marketable interests in REITs or readily marketable securities of companies which invest in real estate)
         No investments are permitted in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended

     The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations discussed in the "Fund Investments" section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation is created by changes afterwards in the market value of the investment or total assets of the Fund.

     The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.

                        INVESTMENT RISKS

     This section contains a summary description of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won't lose money on your investment. There is no guarantee the Fund's performance will be positive over any period of time.

     Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term:

     STOCK MARKET RISK. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares, may occur because a particular stock market fluctuates. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.

     CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. The Fund may invest in non-investment grade securities (securities with lower credit qualities). Recognized rating agencies consider non-investment grade securities to be speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher-grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher-grade securities.

     While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund attempts to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

     INTEREST RATE RISK. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund may invest, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities.

     In addition, the income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

     RISKS RELATED TO PREFERRED STOCK AND CONVERTIBLE INVESTMENTS. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer's board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stock holders.

      The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

     INVESTMENTS IN UNRATED DEBT SECURITIES. Unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.

     HIGH YIELD BOND MARKET RISK. The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

     CALL RISK. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

     SELECTION RISK. The Fund also faces selection risk, which is the risk that the investments the Fund purchases will underperform the markets or other mutual funds with similar investment objectives and strategies.

     RISKS RELATED TO INVESTMENTS IN REITS AND OTHER REAL ESTATE-BASED SECURITIES. The Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performance of these securities are dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the property values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors.
In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise). At time of investment, not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.
                      FINANCIAL HIGHLIGHTS

     THE FOLLOWING FINANCIAL HIGHLIGHTS TABLE HELPS YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE FISCAL YEARS ENDED MARCH 31, 2001. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE TABLE HAS BEEN AUDITED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 2001. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY BE OBTAINED WITHOUT CHARGE BY WRITING OR CALLING THE FUND.

                                                      FISCAL YEAR ENDED MARCH 31,
                                               2001       2000      1999     1998     1997
NET ASSET VALUE, BEGINNING OF YEAR           $11.10      $12.32    $14.35   $12.27   $12.35
    INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                       .23         .40       .44      .47      .48
    Net gain (loss) on securities
    (realized and unrealized)                   .07       (.94)    (1.66)     2.77      .44
      Total from investment operations          .30       (.54)    (1.22)     3.24      .92
    LESS DISTRIBUTIONS:
    From net investment income                (.20)       (.44)     (.48)    (.50)    (.45)
    From net capital gain                     (.24)       (.33)     (.66)    (.55)
       Total distributions                    (.20)       (.68)     (.81)   (1.16)   (1.00)
   NET ASSET VALUE, END OF YEAR              $11.20      $11.10    $12.32   $14.35   $12.27

   TOTAL RETURN                               2.74%      (4.20)%   (8.65)%   27.83%   7.83%

   RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (millions)         $17.6       $18.3     $25.0    $29.0    $20.8
   Ratio of expenses to average net assets(1)   .90%       .90%     .90%      .90%    .90%
   Ratio of net investment income to
    average net assets(1)                     2.06%        3.30%    3.36%    3.61%    4.12%
   Portfolio turnover rate                   52.38%       79.34%   54.41%   36.83%   23.05%

(1)Net of reimbursements by the Adviser. Absent reimbursement of expenses, the ratio of expenses to average net assets would have been 1.23%, 1.18%, 1.10%, 1.08%, and 1.18% for the fiscal years ended March 31, 2001, 2000, 1999, 1998, and 1997, respectively. Also, the respective ratio of net investment income to average net assets would have been 1.73%, 3.02%, 3.16%, 3.43%, and 3.84%.
   PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET CONDITIONS DURING THE REPORTED TIME PERIODS. AGAIN, YOU MUST REMEMBER THAT HISTORICAL PERFORMANCE DOES NOT NECESSARILY INDICATE WHAT WILL HAPPEN IN THE FUTURE. THE VALUE OF YOUR FUND SHARES MAY GO UP OR DOWN.
          MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The Fund's primary investment objective is to produce reasonable income for the investor. Moderate long-term growth is a secondary goal. The Fund seeks an income yield that exceeds the composite dividend yield on the securities included in the S&P 500 Index.

     As of March 31, 2001, the Fund's income yield (i.e., the 30-day annualized yield) was 1.43%, the Fund's cash distribution rate was 2.63%, and the composite dividend yield on the securities included in the S&P 500 Index was approximately 1.38%. The Fund's total return for the fiscal year ended March 31, 2001 was 2.74%, while the total return for the S&P 500 Index was (21.67)% and the total return for the Lehman Brothers U.S. Intermediate Corporate Bond Index was 12.29%.

     Commencing on February 12, 1996, the Adviser began to absorb expenses in excess of 0.90% of total net assets, until further notice. As a result, the Fund's total return, yield and distribution rate during the fiscal year ended March 31, 2001 was higher than if the Fund paid for all expenses and fees. If the Fund had paid for all expenses and fees, the Fund's total return, yield and distribution rate would have been 2.41%, 1.10%, and 2.30%, respectively.

     As of March 31, 2001, the Fund was invested approximately 94% in common stocks and 6% in short-term investments. Of the Fund's investments in common stocks, all were in income-producing equity securities. Management believes this strategy of investing in equities with higher dividend yields should reduce the overall volatility of the Fund and more adequately protect the Fund's capital.

     During the fiscal year ended March 31, 2001, the Adviser continued to shift the Fund's portfolio to a greater percentage invested in dividend-paying common stocks, and a lesser percentage invested in convertible and non-convertible debt securities.

     The reduction in fixed income securities and increase in common stock have served to close the wide gap between the Fund's yield and the dividend yield on the S&P 500 Index, and allows the Fund to better provide for moderate long-term growth. The Fund will likely fluctuate more with stock market movements.

     Set forth below is a line graph showing a comparison of the initial account value and subsequent account value at the end of each of the completed fiscal quarters and years of the Fund to the same investment over the same periods in the S&P 500 Index and the Lehman Brothers U.S. Intermediate Corporate Bond Index. The graph assumes a $10,000 investment in the Fund and the indices at the beginning of the period.

      (The performance graph plot points are as follows:)

    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        NICHOLAS EQUITY INCOME FUND, INC., S&P 500 INDEX
   AND LEHMAN BROTHERS U.S. INTERMEDIATE CORPORATE BOND INDEX

                                                        Lehman U.S.
                Nicholas                               Intermediate
             Equity Income   %      S&P 500      %       Corporate    %
               Fund Value  Returns    Value    Return      Value    Return
11/30/93       10,000.00            10,000.00            10,000.00
12/31/93        9,930.00   -0.07    10,120.75    1.21    10,062.00   0.62
03/31/94       10,052.96    0.60     9,736.90   -3.79     9,787.31  -2.73
06/30/94       10,108.25    0.55     9,777.89    0.42     9,710.97  -0.78
09/30/94       10,540.88    4.28    10,255.95    4.89     9,810.99   1.03
12/31/94       10,407.01   -1.27    10,254.34   -0.02     9,794.31  -0.17
03/31/95       10,870.13    4.45    11,252.75    9.74    10,316.35   5.33
06/30/95       10,969.04    0.91    12,326.98    9.55    10,963.18   6.27
09/30/95       11,773.07    7.33    13,306.74    7.95    11,187.93   2.05
12/31/95       12,196.90    3.60    14,108.55    6.03    11,654.46   4.17
03/31/96       13,109.23    7.48    14,865.99    5.37    11,492.47  -1.39
06/30/96       13,204.93    0.73    15,533.25    4.49    11,547.63   0.48
09/30/96       13,367.35    1.23    16,013.52    3.09    11,772.81   1.95
12/31/96       14,134.64    5.74    17,348.28    8.34    12,116.58   2.92
03/31/97       14,134.64    0.00    17,813.47    2.68    12,066.90  -0.41
06/30/97       15,085.90    6.73    20,923.48   17.46    12,485.62   3.47
09/30/97       16,325.96    8.22    22,490.79    7.49    12,881.41   3.17
12/31/97       16,872.88    3.35    23,136.74    2.87    13,128.74   1.92
03/31/98       18,069.17    7.09    26,364.21   13.95    13,349.30   1.68
06/30/98       17,799.94   -1.49    27,234.74    3.30    13,614.95   1.99
09/30/98       15,491.28  -12.97    24,525.66  - 9.95    14,159.55   4.00
12/31/98       17,203.07   11.05    29,748.74   21.30    14,217.60   0.41
03/31/99       16,506.35   -4.05    31,230.94    4.98    14,219.02   0.01
06/30/99       17,386.13    5.33    33,432.15    7.05    14,103.85  -0.81
09/30/99       15,546.68  -10.58    31,344.54   -6.24    14,202.58   0.70
12/31/99       14,931.03   -3.96    36,008.91   14.88    14,240.92   0.27
03/31/00       15,814.95    5.92    36,834.69    2.29    14,417.51   1.24
06/30/00       15,316.78   -3.15    35,856.16   -2.66    14,626.57   1.45
09/30/00       15,944.77    4.10    35,508.72   -0.97    15,096.08   3.21
12/31/00       17,250.64    8.19    32,730.60   -7.82    15,562.55   3.09
03/31/01       16,250.11   -5.80    28,850.77  -11.85    16,191.27   4.04


     The Fund's average annual total returns for the one, five and life periods ended on the last day of the most recent fiscal year are as follows:

                                                                      TIME PERIOD
                         FOR THE PERIODS ENDED                       FROM INCEPTION
                            MARCH 31, 2001                         (NOVEMBER 23, 1993)
                                  ONE YEAR          FIVE YEARS      TO MARCH 31, 2001
Average Annual Total Return         2.74%             4.39%                 6.83%


    Past performance is not predictive of future performance.

                  THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

     The Adviser is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Money Market Fund, Inc. As of March 31, 2001, the Adviser had approximately $5 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The following table illustrates the calculation of the Adviser's annual fee:

ANNUAL FEE CALCULATION (BASED ON THE
NET ASSET VALUE OF THE FUND
AVERAGE NET ASSET VALUE OF THE FUND)

Up to and including $50,000,000         0.70 of 1%
In excess of $50,000,000                0.60 of 1%

      From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. As a result, the Fund's total return, yield and distribution rate will be higher than if the fees and expenses had been paid by the Fund.

     Commencing February 12, 1996, the Adviser began to absorb all Fund operating expenses, including the investment advisory fee, in excess of 0.90% of the average net assets of the Fund on an annual basis, until further notice. From time to time and in its sole discretion, the Adviser may: (i) further reduce or waive its fee or reimburse the Fund for certain of the expenses in order to further reduce the Fund's expense ratio; or
(ii) decrease the amount of absorption of the Fund's operating expenses in excess of 0.90% of the average net assets of the Fund on an annual basis.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

     Albert O. Nicholas is President, Co-Portfolio Manager and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. He has been Portfolio Manager (or Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996, Nicholas Income Fund, Inc. since April 2001 and the Fund since July 2001) for, and primarily responsible for the day-to-day management of, the portfolios of the Fund, Nicholas Fund, Inc. and Nicholas Income Fund, Inc. since the Nicholas Company, Inc. has served as investment adviser for such funds. He also was Portfolio Manager for Nicholas II, Inc. and Nicholas Limited Edition, Inc. from the date of each such fund's inception until March 1993. He is a Chartered Financial Analyst.

     David O. Nicholas is Co-Portfolio Manager and Senior Vice President of the Fund and President, Chief Investment Officer and a Director of the Adviser. He has been employed by the Adviser since December 1985, and is a Chartered Financial Analyst. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since March 1993, and has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996, Nicholas Income Fund, Inc. since April 2001 and the Fund since July 2001.

                     PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading.


                PURCHASE OF FUND SHARES

                                            Minimum To Open An Account
                To Add To An Account                  $100
                Minimum Balance                      $2,000


INVESTMENTS     The Fund's Automatic Investment Plan has
                a minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2,000 minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

APPLICATION     You may apply to purchase shares of the Fund by
INFORMATION     submitting an application to Nicholas Equity Income
                Fund, Inc., c/o Firstar Mutual Fund Services, LLC
                ("Firstar"), P.O. Box 2944, Milwaukee, Wisconsin
                53201-2944. See the back cover page of this Prospectus for information on how to contact the Fund. The Fund also has available an Automatic
                Investment Plan for shareholders. You should contact the Fund for additional information.

                When you make a purchase, your purchase
                price per share will be the net asset value
                ("NAV") next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the closing market price for each security held in the Fund's portfolio. The determination of NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

                       Applications to purchase Fund shares received in proper
                        order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.
                       Applications to purchase Fund shares received in proper
                        order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

                Purchase of shares will be made in full and fractional shares computed to three decimal places.

OVERNIGHT       You should be aware that deposit in the mail
DELIVERY        or with other independent delivery services,
                or receipt at Firstar's Post Office Box, of purchase applications does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the Post Office Box address. Overnight courier delivery should be sent to Firstar
                Mutual Fund Services, LLC, Third Floor, 615 East
                Michigan Street, Milwaukee, Wisconsin 53202.

                Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $25.00 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

WIRE PAYMENTS   You also may purchase Fund shares via the Federal
                Reserve wire system.
                If a wire purchase is to be an initial
                purchase, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for any wire purchase, which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

                Wire To:        Firstar Bank, N.A.
                                ABA 042000013
                Credit:         Firstar Mutual Fund Services, LLC
                                Account 112-952-137
                Further Credit: Nicholas Equity Income Fund, Inc.
                                (shareholder account number)
                                (shareholder registration)

                The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

CERTIFICATES    The Fund won't issue certificates representing Fund shares unless the shareholder specifically requests certificates in writing. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The
                Fund won't issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

THIRD PARTY     USE OF A PROCESSING INTERMEDIARY TO PURCHASE FUND SHARES.
 PURCHASES      You can purchase shares of the Fund through certain broker-
                dealers, financial institutions or other service providers
                ("Processing Intermediaries"). Certain Processing
                Intermediaries, are, in turn, authorized to designate other intermediaries to accept purchase orders on the Fund's behalf.
                If you purchase Fund shares this way, the Processing
                Intermediary, rather than you, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

                Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

                Of course, you do not have to use
                the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.

                REDEMPTION OF FUND SHARES

REDEMPTION      You may redeem all or part of your Fund
PRICE           shares by any of the following
                methods. All redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar
                (or by an Authorized Agent of the Fund) of the certificate(s), or written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

                         Requests for redemption of Fund shares received in
                           proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.
                         Requests for redemption of Fund shares received in
                           proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

                THE FUND WILL RETURN AND NOT PROCESS REDEMPTION REQUESTS THAT CONTAIN RESTRICTIONS AS TO THE TIME OR DATE REDEMPTIONS
                ARE TO BE EFFECTED.

                If any of the shares you want
                redeemed were purchased recently by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time your redemption request will be processed and payment made.

REDEMPTIONS     If you redeem in writing, be sure that the redemption
BY MAIL         request is signed by each shareholder in the exact
                manner as the Fund account is registered and includes the redemption amount and the shareholder account number.

                         If you have certificates for your shares, you may
                          redeem by delivering to the Fund, c/o Firstar
                          Mutual Fund Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares. The certificate(s) must be properly endorsed or accompanied by an instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, savings and loan association, credit union, or member firm of a national securities exchange. A notary public is not an acceptable guarantor.
                         If you do not have certificates for your shares, you
                          may redeem by delivering an original signed written request for redemption addressed to Nicholas Equity Income Fund, Inc., c/o Firstar Mutual Fund Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

              YOU MAY NOT FAX YOUR REDEMPTION REQUEST.

                The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                IF YOU ARE UNCERTAIN ABOUT WHAT
                DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN ORDER TO REDEEM SHARES, PLEASE WRITE OR CALL FIRSTAR (414-276-0535 OR 800-544-6547) PRIOR TO
                SUBMITTING A WRITTEN REDEMPTION REQUEST.  A
                WRITTEN REDEMPTION REQUEST WILL NOT BECOME
                EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN RECEIVED IN PROPER ORDER BY FIRSTAR.

                If you have an individual
                retirement account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees.

OVERNIGHT       You should be aware that deposit in the mail or
DELIVERY        with other independent delivery services or receipt
                at Firstar's Post Office Box of redemption requests does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the Post Office Box address.
                Overnight courier delivery should be sent to the Firstar Mutual Fund Services, LLC, Third Floor,
                615 East Michigan Street, Milwaukee, Wisconsin 53202.

TELEPHONE       You can redeem your shares by telephone unless you decline
REDEMPTIONS     this option in writing.  Telephone redemptions can only be made by calling Firstar (800-544-6547 or 414-276-0535).
                In addition to account registration information, you will be required to provide the account number and social security number. Telephone calls will be recorded.

                Telephone redemption requests must be received prior to the close of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

                The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar.
                Neither the Fund nor Firstar will be liable for following instructions communicated by telephone which they reasonably believe to be genuine.
                The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

TAX EFFECT      For federal income tax purposes, a redemption generally
OF REDEMPTION   is treated as  a sale of the shares being redeemed.
                You may recognize a capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further information.

                The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a net asset value is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected.

                You may instruct Firstar to mail
                the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $15.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

SIGNATURE       A signature guarantee of each owner is
GUARANTEES      required to redeem shares in the following situations,
                for all size transactions:

                         if you change the ownership on your account upon redemption of shares when certificates have been issued for your account
                         when you want the redemption proceeds sent
                          to a different address than is registered on the account
                         if the proceeds are to be made payable to someone
                          other than the account owner(s)
                         any redemption transmitted by federal wire transfer
                          to your bank not previously set up with the Fund
                         if a change of address request has been received by
                          the Fund or Firstar within 15 days of a redemption
                          request

                In addition, you must have your
                signature guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

THIRD PARTY     USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES.
REDEMPTIONS     As with the purchase of Fund shares, you may redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing
                Intermediaries"). Certain Processing Intermediaries are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. You should read the program materials provided by the Processing Intermediary before you redeem your shares of the Fund this way.

                Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized
                Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized
                Agent.

                Of course, you do not have to use
                the services of a Processing Intermediary, or pay the fees that may be charged for such services unless you hold Fund shares through a Processing Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem directly through the Fund without a redemption charge.

                    EXCHANGE BETWEEN FUNDS

                You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser.

EXCHANGES       Nicholas Company, Inc. also is adviser to the following
                funds which have investment objectives and net assets as noted below:

                                                                           NET ASSETS AT
                   FUND                         INVESTMENT OBJECTIVE       MARCH 31, 2001
              Nicholas Fund, Inc.                  Long-term growth       $  3,474,988,326
              Nicholas II, Inc.                    Long-term growth       $    574,430,847
              Nicholas Limited Edition, Inc. (1)   Long-term growth       $    153,943,438
              Nicholas Income Fund, Inc.           High current income
                                                   consistent with the
                                                   preservation and
                                                   conservation of
                                                   capital value          $    129,687,540
             Nicholas Money Market Fund, Inc.      High level of current
                                                   income as is consistent
                                                   with preserving
                                                   capital and liquidity  $    161,226,243

            (1) You should be aware
            that Nicholas Limited Edition, Inc. is
            restricted in size to ten million shares
            (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

                If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money
                Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

                If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

                An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

                The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. You may exchange shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. without cost by written request.

EXCHANGE        If you are interested in exercising the exchange by mail
BY              privilege, you may obtain the appropriate prospectus from
MAIL            Nicholas Company, Inc.  Signatures required are the same as previously explained under "Redemption of Fund Shares."

EXCHANGE        You also may exchange by telephone among all
BY              Nicholas mutual funds. Only exchanges of $500
TELEPHONE       or more may be executed using the telephone exchange
                privilege. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. You are allowed four telephone exchanges per account during any twelve-month period.

                Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar (414-276-0535 or 800-544-6547). You will be required to provide pertinent information regarding your account.
                Calls will be recorded.

        TRANSFER OF FUND SHARES

     You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or
800-227-5987) prior to submitting any transfer requests.

         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. Dividends of the Fund, if any, are paid to shareholders usually in April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carry-overs), such gains are distributed to shareholders in December and/or April.


     For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

     Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

           DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. Firstar will notify you of the number of shares purchased and the price following each reinvestment period.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

                    SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, Firstar may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

                  INDIVIDUAL RETIREMENT ACCOUNTS

    Individuals who receive compensation, including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

    Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

    Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phase-outs apply.

    Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, with the investment earnings accumulating tax-free. Distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phase-outs apply.

    As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $2,000, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of your IRA contributions.

    Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund are consistent with your own retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

                      MASTER RETIREMENT PLAN

    The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan.
Consultation with a tax adviser regarding the tax consequences of the plan is recommended.
                            PROSPECTUS

                          JULY 30, 2001

                NICHOLAS EQUITY INCOME FUND, INC.


               FOR MORE INFORMATION ABOUT THE FUND:

     The Fund's Statement of Additional Information ("SAI"), dated July 30, 2001, contains more detailed information on all aspects of Nicholas Equity Income Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders.

     To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Equity Income Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202,
800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

     In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6000.

     For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com.You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" - "NchEq". If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NSEIX" or cusip number 653734103.

                        INVESTMENT ADVISER
                      NICHOLAS COMPANY, INC.
                       Milwaukee, Wisconsin
                   414-272-6133 or 800-227-5987


      TRANSFER AGENT                                CUSTODIAN
FIRSTAR MUTUAL FUND SERVICES, LLC     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
   Milwaukee, Wisconsin                          Cincinnati, Ohio
414-276-0535 or 800-544-6547

INDEPENDENT PUBLIC ACCOUNTANTS                         COUNSEL
   ARTHUR ANDERSEN LLP                     MICHAEL BEST & FRIEDRICH LLP
   Milwaukee, Wisconsin                          Milwaukee, Wisconsin


                    NO LOAD - NO SALES CHARGE

NICHOLAS EQUITY INCOME FUND, INC., 700 NORTH WATER STREET, SUITE 1010, MILWAUKEE, WISCONSIN 53202 WWW.NICHOLASFUNDS.COM

INVESTMENT COMPANY ACT FILE NO. 811-8062










               NICHOLAS EQUITY INCOME FUND, INC.




                           FORM N-1A




          PART B: STATEMENT OF ADDITIONAL INFORMATION
               NICHOLAS EQUITY INCOME FUND, INC.





              STATEMENT OF ADDITIONAL INFORMATION





               700 North Water Street, Suite 1010
                   Milwaukee, Wisconsin 53202
                          414-272-6133
                          800-227-5987






     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Equity Income Fund, Inc. (the "Fund"), dated July 30, 2001. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended March 31, 2001, which are incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address and telephone number set forth above.




    NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND





                      Investment Adviser:
                     NICHOLAS COMPANY, INC.







                         July 30, 2001

                       TABLE OF CONTENTS

                                                             Page
INTRODUCTION                                                   1
INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES                1
INVESTMENT RESTRICTIONS                                        2
INVESTMENT RISKS                                               8
THE FUND'S INVESTMENT ADVISER                                  8
MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
 AND PORTFOLIO MANAGERS OF THE FUND                           10
PRINCIPAL SHAREHOLDERS                                        12
PURCHASE, REDEMPTION AND PRICING OF FUND SHARES               13
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS               19
BROKERAGE                                                     21
PERFORMANCE DATA                                              23
CAPITAL STRUCTURE                                             24
STOCK CERTIFICATES                                            24
ANNUAL MEETING                                                25
SHAREHOLDER REPORTS                                           25
CUSTODIAN AND TRANSFER AGENT                                  25
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL                     25
FINANCIAL INFORMATION                                         25
APPENDIX A: DESCRIPTION OF RATINGS                           A-1


                          INTRODUCTION

     Nicholas Equity Income Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on September 1, 1993.
The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This type of investment is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.0001 par value per share, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at the net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

                   INVESTMENT OBJECTIVES AND
                     INVESTMENT STRATEGIES

     The Fund has adopted primary investment objectives, which are fundamental policies. The section captioned "FUND INVESTMENTS" in the Fund's Prospectus describes the principal investment objectives and the investment policies applicable to the Fund. Please read the Prospectus in conjunction with this Statement of Additional Information. The Fund also has adopted certain other investment strategies and policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any changes will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objectives.

CERTAIN OTHER INVESTMENT STRATEGIES AND PORTFOLIO INVESTMENTS

     Generally, the Fund does not intend to purchase securities for short-term trading; however, when circumstances warrant, securities may be sold without regard to the length of time held. Furthermore, the Fund does not intend to engage in investment techniques such as leveraging, short-selling, options and futures transactions or lending portfolio securities.

     From time to time, the Fund may acquire repurchase agreements (only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities, and only in an amount not to exceed 20% of the Fund's total net assets, taken at market, at the time of investment); provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 10% of the value of the Fund's total net assets, taken at market.

     From time to time, the Fund may acquire securities issued in private placements (i.e., securities not registered for purchase by and sale to the public under the Securities Act of 1933, as amended). These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation in addition to a dividend yield. The Fund may not invest more than 10% of the Fund's total net assets in bonds, debentures or other debt securities distributed in private placements.

     To the extent the Fund invests in securities issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), such securities will not be registered for purchase by and sale to the public under the Act. The determination of the liquidity of these securities is a question of fact for the Board of Directors to determine, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio.

     All percentage limitations discussed in this section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

                    INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy .
          1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

                    (a) the purchase of a portion of an issue of publicly distributed debt securities;

                    (b)  the purchase of bank certificates of
               deposit or commercial paper;

                    (c)  investment in repurchase agreements in
               an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 10% of the value of the total net assets, taken at market; and

                    (d)  the purchase of a portion of bonds,
               debentures or other debt securities of types commonly distributed in private placements to financial institutions, in an amount not to exceed 10% of the value of the total net assets, taken at market, of the Fund.

          2. The Fund may not issue senior securities in violation of the 1940 Act. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets, and the Fund may make borrowings from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While the Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons, the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

          3. The Fund will not mortgage, pledge or hypothecate any of its assets except to secure permitted borrowings and then only in an amount up to 15% of the value of the Fund's total net assets taken at cost at the time of such borrowings.

          4. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

          5.  THE FUND MAY NOT PURCHASE THE SECURITIES OF
          ANY ONE ISSUER, EXCEPT SECURITIES ISSUED OR
          GUARANTEED BY THE UNITED STATES OR ITS
          INSTRUMENTALITIES OR AGENCIES, IF IMMEDIATELY
          AFTER AND AS A RESULT OF SUCH PURCHASE THE VALUE
          OF THE HOLDINGS OF THE FUND IN THE SECURITIES OF
          SUCH ISSUER EXCEEDS 5% OF THE VALUE OF THE
          FUND'S TOTAL ASSETS.

          6. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries. This restriction does not apply to U.S. government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          7. The Fund may not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL

     The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

         Not more than 5% of the Fund's total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business)

         No investments are permitted in oil, gas or other mineral leases (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

         No investments are permitted in puts, calls, straddles, spreads or any combination thereof, and the Fund will not invest in options, financial futures or stock index futures, other than hedging positions or positions covered by cash or securities, if as a result thereof, more than 5% of the Fund's assets would be so invested

         No short sales of securities are permitted

         No purchases or sales of real property are permitted
       (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts ("REITs") or readily marketable securities of companies which invest in real estate)

         No investments are permitted in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended

     The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations discussed in these sections apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.


                        INVESTMENT RISKS

     This section contains a summary description of the risks of other investment strategies and related investments of the Fund as discussed in this Statement of Additional Information. For a description of the principal risks of investing in the Fund, please see the "INVESTMENT RISKS" section in the Fund's Prospectus. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won't lose money on your investment. There is no guarantee the Fund's performance will be positive over any period of time.

     OTHER RISKS RELATED TO CERTAIN PORTFOLIO INVESTMENTS AND
STRATEGIES. Although the Fund generally will invest in the securities described in detail in the Fund's Prospectus, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

     LIQUIDITY, INFORMATION AND VALUATION RISKS OF CERTAIN PORTFOLIO INVESTMENTS. Securities issued in private placements, which may be acquired by the Fund from time to time, may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund's net asset value. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

     REPURCHASE AGREEMENTS. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation of a repurchase agreement is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to five other mutual funds and approximately 25 institutions and individuals with substantial investment portfolios. The other mutual funds it advises are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc., with primary investment objectives and net assets set forth below.

                                                                   NET
                                                                ASSETS AT
   FUND                         PRIMARY INVESTMENT OBJECTIVE  MARCH 31, 2001
NICHOLAS FUND, INC.              LONG-TERM GROWTH             $3,474,988,326
Nicholas II, Inc.                Long-Term Growth                574,430,847
Nicholas Limited Edition, Inc.   Long-Term Growth                153,943,438
Nicholas Income Fund, Inc. High  Current Income                  129,687,540
Nicholas Money Market Fund, Inc. Current Income                  161,226,243

      The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is seven-tenths of one percent (.70 of 1%) of the average net asset value of the Fund, up to and including $50,000,000, and six-tenths of one percent (.60 of 1%) of the average net asset value in excess of $50,000,000. For the fiscal year ended March 31, 2001, total net assets of the Fund were $17,636,111.

     From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors. Effective February 12, 1996, the Adviser began to absorb all Fund expenses in excess of 0.90% of net assets. For the fiscal years ended March 31, 2001, 2000 and 1999, the Adviser reimbursed $59,758, $59,446 and $52,886, respectively, to the Fund. During the fiscal years ended March 31, 2001, 2000 and 1999, the Fund paid the Adviser an aggregate of $65,076 (after reimbursement of $59,758), $87,500 (after reimbursement of $59,446) and $135,625
(after reimbursement of $52,886), respectively, in fees.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing post-effective amendments to its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal expenses.
Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustee having custody of Fund assets, printing and mailing expenses, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

     The Adviser also has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, litigation and extraordinary expenses, exceed the lowest (i.e., most restrictive) percentage of the Fund's average net assets established by the laws of the states in which the Fund's shares are registered for sale, as determined by valuations made as of the close of each business day of the year. The Adviser shall reimburse the Fund at the end of any fiscal year in which the aggregate annual operating expenses exceed such restrictive percentage. The total expenses of the Fund as a percentage of net assets for the fiscal years ended March 31, 2001, 2000 and 1999 were 0.90% in each year after a voluntary waiver. However, the Adviser was not required to reimburse the Fund for excess expenses for the fiscal years ended March 31, 2001, 2000 or 1999.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

     Albert O. Nicholas is President, Co-Portfolio Manager and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Co-Portfolio Manager and Senior Vice President of the Fund, is President and Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas, Senior Vice President of the Fund, is Senior Vice President of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Candace L. Lesak, Vice President of the Fund, is an employee of the Adviser. Jeffrey T. May, Senior Vice President and Treasurer of the Fund, is Senior Vice President and Treasurer of the Adviser. Mark J. Giese, Vice President of the Fund, also is Vice President of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin is Secretary and a Director of the Adviser. Mr. Leichtfuss is a partner in the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

           MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
               AND PORTFOLIO MANAGERS OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of July 30, 2001:

NAME, AGE AND      POSITIONS HELD       PRINCIPAL OCCUPATIONS
 ADDRESS             WITH FUND         DURING PAST FIVE YEARS

* Albert O.       President, Co-   Chief Executive Officer and
Nicholas, 70      Portfolio        Chairman of the Board,
700 N. Water      Manager and      Nicholas Company, Inc., the
Street            Director         Adviser to the Fund.  He has
Milwaukee, WI                      been Portfolio Manager (or Co-
53202                              Portfolio Manager, in the
                                   case of Nicholas Fund, Inc.
                                   since November 1996, Nicholas
                                   Income Fund, Inc. since April
                                   2001 and the Fund since July
                                   2001) for, and primarily
                                   responsible for the day-to-
                                   day management of, the
                                   portfolios of Nicholas Fund,
                                   Inc. and Nicholas Income
                                   Fund, Inc. since the Nicholas
                                   Company, Inc. has served as
                                   investment adviser for such
                                   funds.  He is a Chartered
                                   Financial Analyst.

Melvin L.         Director         Director and Management
Schultz, 68                        Consultant, Professional
3636 N. 124th                      Management of Milwaukee, Inc.
Street                             He is a Certified
Wauwatosa, WI                      Professional Business
53222                              Consultant and offers
                                   financial advice to members
                                   of the medical and dental
                                   professions is a Certified
                                   Professional Business
                                   Consultant.

Robert H.         Director         Professor of Business
Bock, 69                           Strategy and Ethics,
3132                               University of Wisconsin
Waucheeta Trail                    School of Business, since
Madison, WI                        1965.  From 1972 to 1984, he
53711                              was Dean of the School of
                                   Business.

David L.          Executive Vice   Executive Vice President,
Johnson, 59       President        Nicholas Company, Inc., the
700 N. Water                       Adviser to the Fund, and
Street                             employed by the Adviser since
Milwaukee, WI                      1980.  He is a Chartered
53202                              Financial Analyst.

Thomas J.         Executive Vice   Executive Vice President and
Saeger, 57        President and    Assistant Secretary, Nicholas
700 N. Water      Secretary        Company, Inc., the Adviser to
Street                             the Fund, and employed by the
Milwaukee, WI                      Adviser since 1969.  He is a
53202                              Certified Public Accountant.

Lynn S.           Senior Vice      Senior Vice President,
Nicholas, 45      President        Nicholas Company, Inc., the
700 N. Water                       Adviser to the Fund, and
Street                             employed by the Adviser since
Milwaukee, WI                      September 1983.  She is a
53202                              Chartered Financial Analyst.

David O.          Senior Vice      President and Chief
Nicholas, 40      President        Investment Officer of
700 N. Water      and Co-Portfolio Nicholas Company, Inc., the
Street            Manager          Adviser to the Fund, since
Milwaukee, WI                      1998.  Director of the
53202                              Adviser since 1997, and
                                   employed by the Adviser since
                                   December 1985.  He has been
                                   Portfolio Manager for, and
                                   primarily responsible for the
                                   day-to-day management of the
                                   portfolios of Nicholas II,
                                   Inc. and Nicholas Limited
                                   Edition, Inc. since March
                                   1993.  He also has been Co-
                                   Portfolio Manager of Nicholas
                                   Fund, Inc. since November
                                   1996, Nicholas Income Fund,
                                   Inc. since April 2001 and the
                                   Fund since July 2001.  He is
                                   a Chartered Financial
                                   Analyst.

Jeffrey T.        Senior Vice      Senior Vice President and
May, 45           President and    Treasurer, Nicholas Company,
700 N. Water      Treasurer        Inc., the Adviser to the Fund
Street                             and employed by the Adviser
Milwaukee, WI                      since July 1987.  He is a
53202                              Certified Public Accountant.

Mark J.           Vice President   Vice President, Nicholas
Giese, 30                          Company, Inc., the Adviser to
700 N. Water                       the Fund, and employed by the
Street                             Adviser since July 1994.  He
Milwaukee, WI                      is a Certified Public
53202                              Accountant and a Chartered
                                   Financial Analyst.

Candace L.        Vice President   Employee, Nicholas Company,
Lesak, 43                          Inc., the Adviser to the
700 N. Water                       Fund, since February 1983.
Street                             She is a Certified Financial
  Milwaukee, WI                    Planner.
53202



* Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

           See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

     The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Equity Income Fund, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

  The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended March 31, 2001. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its Investment Advisory Agreement with the Fund.

                                        PENSION OR                      TOTAL
                                        RETIREMENT    ESTIMATED      COMPENSATION
                           AGGREGATE      BENEFITS       ANNUAL      FROM FUND AND
                         COMPENSATION   ACCRUED AS     BENEFITS          FUND
                         FROM THE FUND  PART OF FUND      UPON      COMPLEX PAID TO
  NAME                        (1)          EXPENSES     RETIREMENT    DIRECTORS (1)
Albert O. Nicholas (2)       $   0           $0            $0             $  0
Melvin L. Schultz (2)        1,200            0             0             21,200
Robert H. Bock (2)           1,200            0             0             11,386

 (1)During the fiscal year ended March 1, 2001, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the fiscal year ended March 31, 2001, the Fund compensated the disinterested directors at a rate of $300 per director per meeting attended. Except for out-of-pocket expenses, the disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended March 31, 2001. All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2)Messrs. Albert O.Nicholas and Melvin L. Schultz also are members of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money
Market Fund, Inc. Mr. Robert H. Bock also is a member of the Board of Directors of Nicholas Fund, Inc. and Nicholas II, Inc.

The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

     The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

                     PRINCIPAL SHAREHOLDERS

     Mr. Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 91% of the outstanding voting securities of the Adviser, owned no shares of the Fund as of June 30, 2001. The Nicholas Family Foundation owned of record 134,309 shares. Ms. Nancy Nicholas, the spouse of Mr. Nicholas, owned of record 591,763 shares, and the Nicholas Company, Inc. Profit-Sharing Trust, of which Mr. Nicholas and Mr. David E. Leichtfuss are trustees, owned 49,596 shares (Messrs. Nicholas and Leichtfuss have the right, in conjunction with one another, to vote these shares). The Nicholas Company, Inc. Money Purchase Plan owned 2,191 shares. The collective beneficial ownership of Mr. Nicholas was 777,859 shares or 49.99% as of June 30, 2001. As a beneficial owner of more than 25% of the issued and outstanding shares of the Fund, Mr. Nicholas may be deemed to "control" the Fund, as such term is defined in the 1940 Act.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the shares of the Fund as of June 30, 2001. All directors and executive officers of the Fund as a group (10 in number) beneficially owned approximately 54.92% of the full shares of the Fund as of June 30, 2001.

        PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     The sections captioned "PURCHASE OF FUND SHARES,"
"REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the
Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") of the Fund. The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE generally will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE generally will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Bid prices for debt securities are obtained from the Fund's pricing service which generally consults one or more market makers of each debt security being priced. Debt securities listed on a national exchange may be priced at the last sales price if the Fund's pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Common stocks and other equity-type securities traded on a stock exchange ordinarily will be valued on the basis of the last sale price on the date of valuation or in the absence of any sale on that day, the closing bid price. Securities for which there are no readily available market valuations and other assets and liabilities of the Fund will be valued at their then current fair value using methods determined in good faith by the Board of Directors.

        DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain (after utilization of any available capital loss carryovers).

     The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

     Dividends of the Fund, if any, are paid to shareholders usually in April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carry-overs), such gains are usually distributed to shareholders in December and/or April.

     For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.


     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.


                           BROKERAGE

     The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction.

     The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which also are utilized by the Adviser in managing the Fund's portfolio.

     The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended March 31, 2001.

                          AMOUNT OF COMMISSIONS
                           Paid to Firms that             Amount of
                           Provided  Research      Brokerage  Transactions
                             SERVICES (1)                INVOLVED (1)

          The Fund               $360                      $527,470

            (1)The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

     The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

     The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The
Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

     Over-the-counter market purchases and sales generally are transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

     Brokerage commissions paid by the Fund during the fiscal year ended March 31, 2001, 2000 and 1999 totaled $31,186, $35,476 and $29,767, respectively.

                        PERFORMANCE DATA

     The Fund may quote a "total return," "average annual total return," "yield" and "distribution rate" from time to time in advertisements or in information furnished to present or prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented and is expressed as a percentage. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value.
     The "average annual total return" and "total return" are computed according to the following formulas:



where:

P    =   a hypothetical initial payment of $1,000
T    =   average annual total return
n    =   number of years from initial investment to the end of the period
ERV  =   the ending redeemable value of a hypothetical $1,000
         payment made at the beginning of the stated period



                                                          FOR THE TIME
                           FOR THE PERIODS ENDED      PERIOD FROM INCEPTION
                               MARCH 31, 2001          (NOVEMBER 23, 1993
                             ONE YEAR    FIVE YEARS    TO MARCH 31, 2001)
Total Return                   2.74%      23.94%             62.50%
Average Annual Total Return    2.74%       4.39%              6.83%

     For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the period is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

     These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance.

     The "30-day yield" of the Fund is calculated by dividing the Fund's net investment income per share, as defined by the Securities and Exchange Commission, for the 30-day period by the NAV on the last day of the stated period. Net investment income represents dividends and interest generated by the Fund's portfolio securities reduced by all expenses and any other charges that have been applied to all shareholder accounts. The calculation assumes the 30-day net investment income is compounded monthly for six months and then annualized. The Fund's distribution rate is calculated by using annualized distributions and dividing by the NAV on the last day of the period. Generally, the distribution rate reflects the amounts actually paid to shareholders at a point in time and is based on book income, whereas the yield reflects the earning power, net of expenses, of the Fund's portfolio securities at a point in time. The Fund's yield may be more or less than the amount actually distributed to shareholders ("distribution rate"). Methods used to calculate advertised yields and total returns are standardized for all bond and stock mutual funds by the Securities and Exchange Commission.

The yield is computed as follows:

     Yield     =  2[((A-B/CD)+1)6-1]

where:

A         =    Dividend and interest income
B         =    Expenses accrued for the period (net of
               expense reimbursement)
C         =    Average daily number of shares outstanding
               during the period that were entitled to receive
               dividends
D         =    Maximum offering price per share on the last
               day of the period

     In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's Index Composites, NASDAQ, the Russell 2000 Index and United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies Inc. and Value Line, Inc.

                       CAPITAL STRUCTURE

     Nicholas Equity Income Fund, Inc. is authorized to issue 500,000,000 shares of common stock, par value $0.0001 per share. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. The shares are fully paid and non-assessable when issued. There are no conversion or sinking fund provisions applicable to shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

                       STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar, and direct that his account be credited with the shares. A shareholder may in writing direct Firstar at any time to issue a certificate for his shares without charge.

                         ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

                      SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends March 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.

                  CUSTODIAN AND TRANSFER AGENT

     Firstar Bank, N.A. ("Firstar Bank") acts as Custodian of the Fund. Firstar, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, Firstar Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.


           INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent public accountants for the Fund. Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, counsel to the Fund, have passed on the legality of the shares of the Fund being offered by the current Prospectus.


                     FINANCIAL INFORMATION

     The schedule of investments, financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended March 31, 2001, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.
               APPENDIX A: DESCRIPTION OF RATINGS

     As set forth in the Prospectus, the Fund may invest in various debt securities, convertible securities and preferred stock that are assigned specific ratings by nationally recognized statistical rating organizations ("NRSROs"), including Standard & Poor's Corporation and Moody's Investor Services, Inc. A brief description of various of the ratings and their meanings follows.

     DEBT SECURITIES

     STANDARD AND POOR'S CORPORATION. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The ratings are based in varying degrees on the following considerations: (i) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation; and
(iii) protection afforded by, and the relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     S&P's rating categories are as follows:

AAA rated bonds are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.
     Marketwise, they move with interest rates, and hence, provide the maximum safety on all counts.

AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A rated bonds are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

BB-B rated bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC rated bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC-C rated bonds are usually bonds which are subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond may also involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D rated bonds are in payment default. They involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. A "D" rated bond may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.

     MOODY'S INVESTORS SERVICES, INC.

     Moody's bond rating categories are as follows:

AAA rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A rated bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA rated bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B rated bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA rated bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA rated bonds represent obligations which are speculative in a high degree. They are often in default or have other marked shortcomings.

C rated bonds are the lowest rated class of bonds. Bonds so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. Such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.
PREFERRED STOCK

     STANDARD & POOR'S CORPORATION. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

          I. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

          II.  Nature of, and provisions of, the issue.

          III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

     S&P's rating categories for preferred stock are as follows:

AAA This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
BB, B     Preferred stock rated "BB," "B," and "CCC" are regarded, on
CCC balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C    Preferred stock rated "C" is a non-paying issue.

D Preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

     MOODY'S INVESTORS SERVICES, INC. Because of the fundamental differences between preferred stocks and bonds, Moody's uses a variation of its bond rating symbols in the quality ranking of preferred stock. The symbols, presented below, are designed by Moody's to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and these securities are rated by Moody's within the universe of preferred stocks.

     Moody's preferred stock ratings are as follows:

AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While the risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

GENERAL

     The S&P "AA" and "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Moody's bond ratings from "Aa" through " Caa" and its preferred stock ratings from "aa" through "b" may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     The ratings of S&P and Moody's represent their opinions as to the quality of the instruments rated by them. It should be emphasized that such ratings, which are subject to revision or withdrawal, are general and are not absolute standards of quality.










               NICHOLAS EQUITY INCOME FUND, INC.




                           FORM N-1A




                   PART C: OTHER INFORMATION

                   PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS

      All exhibits required to be filed with this Form N-lA pursuant to Item 23 thereof are listed in the Exhibit Index appearing elsewhere in this Registration Statement and (i) appear in their entirety herein, or (ii) are incorporated by reference to previous filings with the Securities and Exchange Commission, as indicated in such Exhibit Index.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  THE
          FUND

      The Registrant is not under common control with any other person. However, as of June 30, 2001, Albert O. Nicholas may be deemed to beneficially own 49.99% of the issued and outstanding shares of Common Stock of the Fund, and therefore may be deemed to "control" the Fund, as such term is defined in the Investment Company Act of 1940. The Registrant, Nicholas Fund, Inc.,
Nicholas Income Fund, Inc., Nicholas Limited Edition, Inc., Nicholas II, Inc. and Nicholas Money Market Fund, Inc., which are all Maryland corporations and are diversified management-type investment companies registered under the Investment Company Act of 1940, as amended, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the Adviser. The Registrant does not control any other person.

ITEM 25.  INDEMNIFICATION

      (a) Article Fourteenth of the Articles of Incorporation of Registrant provides that the Registrant shall indemnify and advance expenses to its current acting and its former officers and directors to the fullest extent that indemnification of officers and directors is permitted by the Maryland General Corporation Law.

      (b) Article VII, Section 7 of the By-laws of Registrant provides for the indemnification of officers and directors of Registrant for claims arising from his or her service to Registrant, excepting claims in which such officer or director has been adjudicated guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In the absence of any adjudication, indemnification will be determined by resolution of two-thirds of the members of the Board of Directors who are not "interested persons" and not involved in such action or claim. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

      (c) Registrant will maintain insurance coverage for the benefit of officers and directors with respect to many types of claims that may be made against them, some of which may be in addition to those described in Article VII, Section 7 of the By-laws of Registrant, subject to the limitations of federal law (see Item 25(e), below). The investment adviser to the
Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

      (d) The Annotated Code of Maryland, Corporations and Associations, Section 2-418 generally provides that, under certain circumstances, corporations may indemnify any person who was or is a party to any action by virtue of having been an officer, director, employee or agent of the corporation, including indemnification for judgments, fines, settlement amounts and reasonable expenses actually incurred if the person acted in good faith. This statute also provides a corporation may maintain insurance on behalf of directors, officers, employees or agents for liabilities arising out of such persons' actions in such position. Such state law is subject to the limitations of applicable federal law (see Item 25(e), below).

      (e) Insofar as indemnification for liabilities arising under the Securities Act of 1933 or the Investment Company Act of 1940 may be permitted to officers, directors, controlling persons, employees and agents of Registrant pursuant to the Articles of Incorporation, Article VII, Section 7 of the By-laws of Registrant, Maryland law or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Acts and is, therefore, unenforceable. In the event a claim for indemnification for such liabilities (other than payment by Registrant of expenses incurred or paid by an officer, director, controlling person, employee or agent in connection with the successful defense of any action, suit or proceeding) is asserted by such officer, director, controlling person, employee or agent in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Acts and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS   AND  OTHER  CONNECTIONS  OF  THE  INVESTMENT
          ADVISER

      Incorporated by reference to pages 8-13 of the Statement of Additional Information pursuant to Rule 411 under the Securities
Act of 1933, as amended.

ITEM 27.  PRINCIPAL UNDERWRITERS

     None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of Registrant, 700 North Water Street, Milwaukee, Wisconsin, and at the offices of Registrant's custodian and transfer agent.

ITEM 29.  MANAGEMENT SERVICES

     None.

ITEM 30.  UNDERTAKINGS

      The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities and Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

                         EXHIBIT INDEX                    SEQUENTIAL
EXHIBIT NO.               DESCRIPTION                       PAGE NO.


(a)       Articles of Incorporation of Registrant               *

(b)       By-Laws of Registrant                                 *

(c)       Specimen certificate evidencing common stock,
          $0.0001 par value per share, of Registrant            *

(d)       Investment Advisory Agreement between Registrant
          and Nicholas Company, Inc.                            *

(g)       Custodian Agreement between Registrant and Firstar
          Trust Company                                         *

(i)       Opinion of Michael Best & Friedrich LLP, counsel
          to the Registrant, concerning the legality of
          Registrant's common stock, including consent to the
          use thereof                                          **

(j)       Consent of Arthur Andersen LLP, independent public
          accountants                                          **

(n)       Financial Data Schedule                               *

(p)       Code of Ethics of Nicholas Equity Income Fund, Inc.   *

(p.1)     Nicholas Company, Inc. Code of Ethics and Insider
          Trading Policy.                                       *

          Powers of Attorney                                    *

* Incorporated by reference to previous filings with the Securities and Exchange Commission.
**        Filed herewith.

                           SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nicholas Equity Income Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 26th day of July, 2001.


                              NICHOLAS EQUITY INCOME  FUND, INC.



                              By:
                                 Thomas J. Saeger,
                                 Executive Vice President and Secretary


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended,
this  Registration  Statement  has  been  signed  below  by   the
following persons in the capacities indicated on the 26th day of July, 2001.

    SIGNATURE                                  TITLE


/s/ Albert O. Nicholas*            President, Chief Executive
    Albert O. Nicholas             Officer and Director



/s/ Thomas J. Saeger               Executive Vice President, Secretary,
    Thomas J. Saeger               Chief Financial Officer, and Chief
                                   Accounting Officer

/s/ Robert H. Bock*                Director
    Robert H. Bock


  /s/Melvin L. Schultz*            Director
     Melvin L. Schultz



                    * By:
                      Thomas J. Saeger, as
            Attorney-in-Fact for the above officers
               and directors, under authority of
              Powers of Attorney previously filed

                        LIST OF CONSENTS



1.   Consent of Michael Best & Friedrich
     (Included in Exhibit (i))


2.   Consent of Arthur Andersen LLP
     (Included as Exhibit (j))










                        EXHIBIT NO. (I)






            OPINION OF MICHAEL BEST & FRIEDRICH LLP,
           COUNSEL TO THE REGISTRANT, CONCERNING THE
           LEGALITY OF THE REGISTRANT'S COMMON STOCK,
             INCLUDING CONSENT TO THE USE THEREOF.











                        EXHIBIT NO. (J)





                CONSENT OF ARTHUR ANDERSEN LLP,
                INDEPENDENT PUBLIC ACCOUNTANTS.